Exhibit 99.1
NEWS

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS

FISCAL 2025 Q2 HIGHLIGHTS

•Net sales of $891.7 million decreased 4.7% YoY
•Operating income of $62.2 million, or $63.7 million adjusted to exclude restructuring and other costs1
•Operating margin of 7.0%, or 7.1% excluding the adjustments described above1
•Diluted EPS of $0.70 vs. $1.10 in the prior fiscal year quarter
•Adjusted diluted EPS of $0.72 vs. $1.18 in the prior fiscal year quarter1

MELVILLE, N.Y. and DAVIDSON, N.C. (APRIL 3, 2025) - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM) (“MSC,” “MSC Industrial,” the “Company,” “we,” “us,” or “our”), a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services, today reported financial results for its fiscal 2025 second quarter ended March 1, 2025.

Financial Highlights [2]	FY25 Q2		FY24 Q2		Change	FY25 YTD		FY24 YTD		Change
Net Sales	$891.7		$935.3		(4.7)%	$1,820.2		$1,889.3		(3.7)%
Income from Operations	$62.2		$91.2		(31.7)%	$134.5		$192.8		(30.2)%
Operating Margin	7.0%		9.7%			7.4%		10.2%
Net Income Attributable to MSC	$39.3		$61.8		(36.4)%	$85.9		$131.2		(34.5)%
Diluted EPS	$0.70	[3]	$1.10	[4]	(36.4)%	$1.54	[3]	$2.32	[4]	(33.6)%

Adjusted Financial Highlights [2]	FY25 Q2		FY24 Q2		Change	FY25 YTD		FY24 YTD		Change
Net Sales	$891.7		$935.3		(4.7)%	$1,820.2		$1,889.3		(3.7)%
Adjusted Income from Operations [1]	$63.7		$97.8		(34.9)%	$138.3		$201.5		(31.4)%
Adjusted Operating Margin [1]	7.1%		10.5%			7.6%		10.7%
Adjusted Net Income Attributable to MSC [1]	$40.4		$66.8		(39.6)%	$88.8		$136.7		(35.1)%
Adjusted Diluted EPS [1]	$0.72	[3]	$1.18	[4]	(39.0)%	$1.59	[3]	$2.42	[4]	(34.3)%

[1] Represents a non-GAAP financial measure. An explanation and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure are presented in the schedules accompanying this press release.

2 In millions except percentages and per share data or as otherwise noted.
[3] Based on 55.9 million and 56.0 million weighted-average diluted shares outstanding for FY25 Q2 and FY25 YTD, respectively.
[4] Based on 56.5 million and 56.6 million weighted-average diluted shares outstanding for FY24 Q2 and FY24 YTD, respectively.

Erik Gershwind, Chief Executive Officer, said, “During our fiscal second quarter, we continued expanding our solutions footprint, maintained momentum in the Public Sector, and completed important milestones in reenergizing our core customer growth rate. This included launching our website upgrades and an enhanced marketing campaign. Amid a challenging operating environment with industrial demand at low levels, we generated solid results that landed within our guidance range.”

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, “Average daily sales declined 4.7% year-over-year, but we are encouraged by January and February performance which exceeded historical month-over-month trends. Additionally, our strong gross margin performance, partly aided by favorable supplier rebates, resulted in an operating margin of 7.0% and adjusted operating margin of 7.1%, slightly above the midpoint of our guidance range. We also utilized our healthy balance sheet and strong operating cash flow performance to return approximately $60 million to shareholders in the form of dividends and share repurchases during the fiscal second quarter.”

Gershwind concluded, “While we are encouraged by positive early indicators from our growth initiatives and improving sequential growth rate trends, we have more work to do, and the environment remains uncertain. We are focused on executing our Mission Critical productivity and growth initiatives. Looking forward, this will strengthen MSC’s position in the marketplace and ability to achieve our long-term objectives of reaching 400 basis points or more of growth above the IP Index and expanding operating margins to the mid-teens.”

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	2

Third Quarter Fiscal 2025 Financial Outlook
ADS Growth (YoY)	(2.0)% - 0.0%
Adjusted Operating Margin[1]	8.7% - 9.3%

Full-Year Fiscal 2025 Outlook for Certain Financial Metrics Maintained
•Depreciation and amortization expense of ~$90M-$95M
•Interest and other expense of ~$45M
•Capital expenditures of ~$100M-$110M
•Free cash flow conversion1 of ~100%
•Tax rate of ~24.5%-25.0%

1 Guidance provided is a non-GAAP figure presented on an adjusted basis. For further details see the Non-GAAP financial measures information presented in the schedules accompanying this press release.

Conference Call Information
MSC will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2025 second quarter results. The call, accompanying slides, and other operational statistics may be accessed at: https://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until April 17, 2025. The Company’s reporting date for its fiscal 2025 third quarter is scheduled for July 1, 2025.

Contact Information
Investors:	Media:
Ryan Mills, CFA	Zivanai Mutize
Head of Investor Relations	Head of Corporate Communications
Rmills@mscdirect.com	Zivanai.mutize@mscdirect.com

About MSC Industrial Supply Co.
MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 2.4 million products, inventory management and other supply chain solutions, and deep expertise from more than 80 years of working with customers across industries. Our experienced team of more than 7,000 associates works with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact, that address activities, events or developments that MSC expects, believes or anticipates will or may occur in the future, including statements about results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth and profitability, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions in the markets in which we operate; changing customer and product mixes; volatility in commodity, energy and labor prices, and the impact of prolonged periods of low, high or rapid inflation; competition, including the adoption by competitors of aggressive pricing strategies or sales methods; industry consolidation and other changes in the industrial distribution sector; the applicability of laws and regulations relating to our status as a supplier to the U.S. government and public sector; the credit risk of our customers; our ability to accurately forecast customer demands; interruptions in our ability to make deliveries to customers; supply chain disruptions; our ability to attract and retain sales and customer service personnel; the risk of loss of key suppliers or contractors or key brands; changes to trade policies or trade relationships, including tariff policies; risks associated with opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; interruption of operations at our headquarters or customer fulfillment centers; products liability due to the nature of the products that we sell; impairments of goodwill and other indefinite-lived intangible assets; the impact of

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	3

climate change; operating and financial restrictions imposed by the terms of our material debt instruments; our ability to access additional liquidity; the significant influence that our principal shareholders will continue to have over our decisions; our ability to execute on our E-commerce strategies and maintain our digital platforms; costs associated with maintaining our information technology (“IT”) systems and complying with data privacy laws; disruptions or breaches of our IT systems or violations of data privacy laws, including such disruptions or breaches in connection with our E-commerce channels; risks related to online payment methods and other online transactions; our ability to remediate a material weakness in our internal control over financial reporting and to maintain effective internal control over financial reporting and our disclosure controls and procedures in the future; the retention of key management personnel; litigation risk due to the nature of our business; failure to comply with environmental, health, and safety laws and regulations; and our ability to comply with, and the costs associated with, social and environmental responsibility policies. Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	4

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Balance Sheets
(In thousands)

	March 1, 2025	August 31, 2024
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$41,276	$29,588
Accounts receivable, net of allowance for credit losses	395,300	412,122
Inventories	644,971	643,904
Prepaid expenses and other current assets	112,808	102,475
Total current assets	1,194,355	1,188,089
Property, plant and equipment, net	372,842	360,255
Goodwill	721,663	723,894
Identifiable intangibles, net	93,144	101,147
Operating lease assets	50,020	58,649
Other assets	30,154	30,279
Total assets	$2,462,178	$2,462,313
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$234,056	$229,911
Current portion of operating lease liabilities	19,920	21,941
Accounts payable	213,057	205,933
Accrued expenses and other current liabilities	155,600	147,642
Total current liabilities	622,633	605,427
Long-term debt including obligations under finance leases	304,931	278,853
Noncurrent operating lease liabilities	30,740	37,468
Deferred income taxes and tax uncertainties	139,284	139,283
Total liabilities	1,097,588	1,061,031
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	57	57
Additional paid-in capital	1,079,823	1,070,269
Retained earnings	422,813	456,850
Accumulated other comprehensive loss	(27,515)	(21,144)
Class A treasury stock, at cost	(118,686)	(114,235)
Total MSC Industrial shareholders’ equity	1,356,492	1,391,797
Noncontrolling interest	8,098	9,485
Total shareholders’ equity	1,364,590	1,401,282
Total liabilities and shareholders’ equity	$2,462,178	$2,462,313

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	5

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	March 1, 2025	March 2, 2024	March 1, 2025	March 2, 2024
Net sales	$891,717	$935,348	$1,820,201	$1,889,317
Cost of goods sold	526,487	546,737	1,076,784	1,107,589
Gross profit	365,230	388,611	743,417	781,728
Operating expenses	301,578	291,235	605,141	581,868
Restructuring and other costs	1,406	6,181	3,750	7,097
Income from operations	62,246	91,195	134,526	192,763
Other income (expense):
Interest expense	(6,226)	(6,951)	(12,301)	(12,271)
Interest income	233	43	574	168
Other expense, net	(4,540)	(4,332)	(10,484)	(9,387)
Total other expense	(10,533)	(11,240)	(22,211)	(21,490)
Income before provision for income taxes	51,713	79,955	112,315	171,273
Provision for income taxes	12,566	18,390	27,474	40,580
Net income	39,147	61,565	84,841	130,693
Less: Net loss attributable to noncontrolling interest	(167)	(282)	(1,096)	(504)
Net income attributable to MSC Industrial	$39,314	$61,847	$85,937	$131,197
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$0.70	$1.10	$1.54	$2.33
Diluted	$0.70	$1.10	$1.54	$2.32
Weighted-average shares used in computing net income per common share:
Basic	55,793	56,325	55,845	56,377
Diluted	55,851	56,467	55,960	56,595

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	6

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Statements of Comprehensive Income
(In thousands)
(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	March 1, 2025	March 2, 2024	March 1, 2025	March 2, 2024
Net income, as reported	$39,147	$61,565	$84,841	$130,693
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(2,596)	57	(6,662)	461
Comprehensive income	36,551	61,622	78,179	131,154
Comprehensive income attributable to noncontrolling interest:
Net loss	167	282	1,096	504
Foreign currency translation adjustments	57	(120)	291	(76)
Comprehensive income attributable to MSC Industrial	$36,775	$61,784	$79,566	$131,582

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	7

MSC INDUSTRIAL DIRECT CO., INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)(Unaudited)

	Twenty-Six Weeks Ended
	March 1, 2025	March 2, 2024
Cash Flows from Operating Activities:
Net income	$84,841	$130,693
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	44,671	40,372
Amortization of cloud computing arrangements	995	703
Non-cash operating lease cost	12,189	11,020
Stock-based compensation	7,192	9,889
Loss on disposal of property, plant and equipment	401	236
Non-cash changes in fair value of estimated contingent consideration	269	441
Provision for credit losses	4,316	2,354
Expenditures for cloud computing arrangements	(1,080)	(6,298)
Changes in operating assets and liabilities:
Accounts receivable	10,514	6,468
Inventories	(3,695)	44,476
Prepaid expenses and other current assets	(10,827)	(22,714)
Operating lease liabilities	(12,304)	(11,234)
Other assets	67	2,813
Accounts payable and accrued liabilities	18,785	(49,308)
Total adjustments	71,493	29,218
Net cash provided by operating activities	156,334	159,911
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(49,957)	(43,783)
Cash used in acquisitions, net of cash acquired	(790)	(9,868)
Net cash used in investing activities	(50,747)	(53,651)
Cash Flows from Financing Activities:
Repurchases of Class A Common Stock	(30,541)	(148,677)
Payments of regular cash dividends	(94,933)	(93,964)
Proceeds from sale of Class A Common Stock in connection with Associate Stock Purchase Plan	2,237	2,327
Proceeds from exercise of Class A Common Stock options	120	8,251
Borrowings under credit facilities	197,000	297,000
Payments under credit facilities	(166,750)	(202,000)
Borrowings under financing obligations	699	3,850
Other, net	(922)	(1,064)
Net cash used in financing activities	(93,090)	(134,277)
Effect of foreign exchange rate changes on cash and cash equivalents	(809)	192
Net increase (decrease) in cash and cash equivalents	11,688	(27,825)
Cash and cash equivalents—beginning of period	29,588	50,052
Cash and cash equivalents—end of period	$41,276	$22,227

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$31,101	$55,743
Cash paid for interest	$12,250	$11,996

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	8

Non-GAAP Financial Measures

To supplement MSC’s unaudited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude restructuring and other costs, share reclassification costs (prior year) and acquisition-related costs (prior year), and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or an alternative for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measure and should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP financial measure.

This press release also includes certain forward-looking information that is not presented in accordance with GAAP. The Company believes that a quantitative reconciliation of such forward-looking information to the most directly comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts because a reconciliation of these non-GAAP financial measures would require the Company to predict the timing and likelihood of potential future events such as restructurings, M&A activity, capital expenditures and other infrequent or unusual gains and losses. Neither the timing or likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided.

•Results Excluding Restructuring and Other Costs, Share Reclassification Costs (prior year) and Acquisition-Related Costs (prior year)

In calculating certain non-GAAP financial measures, we exclude restructuring and other costs, share reclassification costs (prior year) and acquisition-related costs (prior year), and tax effects. Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparing with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	9

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen weeks Ended March 1, 2025
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability	Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Adjusted Total MSC Industrial
Net Sales	$891,717	$—	$891,717

Cost of Goods Sold	526,487	—	526,487

Gross Profit	365,230	—	365,230
Gross Margin	41.0%	—%	41.0%

Operating Expenses	301,578	—	301,578
Operating Expenses as % of Sales	33.8%	—%	33.8%

Restructuring and Other Costs	1,406	1,406	—

Income from Operations	62,246	(1,406)	63,652
Operating Margin	7.0%	0.2%	7.1%

Total Other Expense	(10,533)	—	(10,533)

Income before provision for income taxes	51,713	(1,406)	53,119

Provision for income taxes	12,566	(337)	12,903
Net income	39,147	(1,069)	40,216
Net loss attributable to noncontrolling interest	(167)	—	(167)
Net income attributable to MSC Industrial	$39,314	$(1,069)	$40,383

Net income per common share:
Diluted	$0.70	$(0.02)	$0.72

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	10

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Twenty-Six Weeks Ended March 1, 2025
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability	Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Adjusted Total MSC Industrial
Net Sales	$1,820,201	$—	$1,820,201

Cost of Goods Sold	1,076,784	—	1,076,784

Gross Profit	743,417	—	743,417
Gross Margin	40.8%	—%	40.8%

Operating Expenses	605,141	—	605,141
Operating Expenses as % of Sales	33.2%	—%	33.2%

Restructuring and Other Costs	3,750	3,750	—

Income from Operations	134,526	(3,750)	138,276
Operating Margin	7.4%	0.2%	7.6%

Total Other Expense	(22,211)	—	(22,211)

Income before provision for income taxes	112,315	(3,750)	116,065

Provision for income taxes	27,474	(892)	28,366
Net income	84,841	(2,858)	87,699
Net loss attributable to noncontrolling interest	(1,096)	—	(1,096)
Net income attributable to MSC Industrial	$85,937	$(2,858)	$88,795

Net income per common share:
Diluted	$1.54	$(0.05)	$1.59

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	11

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended March 2, 2024
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability		Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Acquisition-Related Costs	Adjusted Total MSC Industrial
Net Sales	$935,348	$—	$—	$935,348

Cost of Goods Sold	546,737	—	—	546,737

Gross Profit	388,611	—	—	388,611
Gross Margin	41.5%	—%	—%	41.5%

Operating Expenses	291,235	—	465	290,770
Operating Expenses as % of Sales	31.1%	—%	0.0%	31.1%

Restructuring and Other Costs	6,181	6,181	—	—

Income from Operations	91,195	(6,181)	(465)	97,841
Operating Margin	9.7%	0.7%	0.0%	10.5%

Total Other Expense	(11,240)	—	—	(11,240)

Income before provision for income taxes	79,955	(6,181)	(465)	86,601

Provision for income taxes	18,390	(1,568)	(116)	20,074
Net income	61,565	(4,613)	(349)	66,527
Net loss attributable to noncontrolling interest	(282)	—	—	(282)
Net income attributable to MSC Industrial	$61,847	$(4,613)	$(349)	$66,809

Net income per common share:
Diluted	$1.10	$(0.08)	$(0.01)	$1.18

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2025 SECOND QUARTER RESULTS	12

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Twenty-Six Weeks Ended March 2, 2024
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Acquisition-Related Costs	Share Reclassification Costs	Adjusted Total MSC Industrial
Net Sales	$1,889,317	$—	$—	$—	$1,889,317

Cost of Goods Sold	1,107,589	—	—	—	1,107,589

Gross Profit	781,728	—	—	—	781,728
Gross Margin	41.4%	—%	—%	—%	41.4%

Operating Expenses	581,868	—	465	1,187	580,216
Operating Expenses as % of Sales	30.8%	—%	0.0%	(0.1)%	30.7%

Restructuring and Other Costs	7,097	7,097	—	—	—

Income from Operations	192,763	(7,097)	(465)	(1,187)	201,512
Operating Margin	10.2%	0.4%	0.0%	0.1%	10.7%

Total Other Expense	(21,490)	—	—	—	(21,490)

Income before provision for income taxes	171,273	(7,097)	(465)	(1,187)	180,022

Provision for income taxes	40,580	(2,744)	(180)	(288)	43,792
Net income	130,693	(4,353)	(285)	(899)	136,230
Net loss attributable to noncontrolling interest	(504)	—	—	—	(504)
Net income attributable to MSC Industrial	$131,197	$(4,353)	$(285)	$(899)	$136,734

Net income per common share:
Diluted	$2.32	$(0.08)	$(0.01)	$(0.02)	$2.42

*Individual amounts may not agree to the total due to rounding.